Exhibit 99.1

2 SAFE HARBOR STATEMENT This presentation contains “forward - looking” statements within the meaning of Section 27 A of the Securities Act of 1933 , and Section 21 E of the U . S . Securities Exchange Act of 1934 , as amended, which include all statements other than statements of historical facts, including, without limitation, any statements preceded by, followed by or that include the words "targets", "believes", "expects", "aims", "intends", "will", "may", "anticipates", "would", "could" or similar expressions or the negative thereof . Such forward - looking statements involve known and unknown risks, uncertainties and other important factors beyond the Company's control that could cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements, including, among others, the achievement of anticipated levels of profitability, growth, cost and synergy of recent acquisitions, the impact of competitive pricing, the ability to obtain necessary regulatory approvals and licenses, the impact of developments in the economic, political and legal environment of the People’s Republic of China and other jurisdictions, volatility in stock markets or in the price of the Company’s shares, financial risk management and the impact of general business and global economic conditions . Such forward - looking statements are based on numerous assumptions regarding the Company's present and future business strategies and the environment in which the Company will operate in the future . By their nature, forward - looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future . These forward - looking statements speak only as at the date as of which they are made, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based . Forward - looking statements contained in this presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . Neither the Company, nor any of its agents, employees or advisors intends or has any duty or obligation to supplement, amend, update or revise any of the forward - looking statements contained in this document, whether as a result of new information, future events or otherwise . The information contained in this presentation is provided as at the date of this document and is subject to change without notice . The distribution of this presentation in other jurisdictions may be restricted by law, and persons into whose possession in this presentation comes should inform themselves about, and observe, any such restrictions .

3 WHO IS KANDI? • Pioneer in electric vehicles • Nearly two decades of success • Founded and based in Jinhua China (near Hangzhou) • Products span the value chain of EVs • Sales in China and U.S.

4 NASDAQ - LISTED SINCE 2007

HISTORY OF INNOVATION

KANDI

- **2002** — Kandi Vehicles founded in Jinhua China by Hu Xiaoming
- **2003** — Launched its first mini-pickup truck
- **2006** — Opened ATVs production line with 100k/year capacity

  Developed the first test field and performance lab for ATVs
- **2006** — Started development of pure EV
- **2008** — Our first EV (the Coco) exported to U.S.
- **2008** — NASDAQ IPO

  Becomes first Chinese EV maker to list in U.S.
- **2009** — Started development of EV with Smart Battery Swap system
- **2013** — Formed JV Relationship with Geely Auto
- **2018** — Kandi's cumulative sales of EV in China exceeds 70,000
- **2019** — U.S. National Highway Traffic Safety Administration approves K23 and K27 for import to U.S.
- **2019** — Kandi EV approved by China NDRC and the MIIT

  Officially becomes a dual-qualified pure electric passenger car manufacturer
- **2020** — Launch event and presales of K23 and K27 models in U.S.

5

TALENTED MANAGEMENT TEAM


同创新中心”

Xiaoming Hu

Chief Executive Officer

Mr. Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012.



Alan Lim

Chief Financial Officer

Mr. Lim brings over 15 years of financial management and advisory services in both public and private companies. Prior to joining Kandi, he served as CFO of Takung Art Co., Ltd. (NYSE American: TKAT) from February 2019 to May 2020. Before that, he spent six years as Managing Director at Albeck Financial Services, a financial consulting firm, where he was responsible for overseeing SEC reporting, GAAP technical consultation, financial statement audit preparation, due diligence, and internal controls compliance services. He started his career in the U.S. as an auditor at Ernst & Young, after graduating with High Honors from the University of California, Santa Barbara, with a Bachelor of Arts degree in Business Economics.



Johnny Tai

CEO of SC Autosports

Mr. Tai joined SC Autosports in mid-2018 to accelerate Kandi's plan to sell EVs in the U.S. Before Kandi, Mr. Tai spent nearly a decade as CEO of Bennche, a leading manufacturer of ATVs and UTVs, with a market focus on Texas. Mr. Tai has an MBA from the University of Dallas and Bachelors Degree in International Business from Fu Jen Catholic University in Taipei.

6

7 INVESTMENT HIGHLIGHTS Large Market Diverse Lines of Business Strong Partners

8 Large Market

9 MASSIVE MARKET OPPORTUNITY • China is largest EV market in the world (over 50%) • 2022 forecast is 2.2 million vehicles • Over 40% annual growth 2017 - 2022 Thousand Units 309 341 162 476 2 , 633 178 633 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2017 2022E US Europe Asia exd China China RoW Sources: Frost & Sullivan, Morgan Stanley

10 MASSIVE MARKET OPPORTUNITY • China market dominated by entry - level vehicles • Kandi specializes in entry - level 150-200km 200-250km 250-300km 300-400km >400km Source : CPCA, ChinaAutoHome <100 100-150 150-200 200-300 >300 Source : CPCA, ChinaAutoHome Mainstream price is $21,000 to $28,000 (RMB equivalent) Mainstream range is 90 to 120 miles

11 Diverse Lines of Business

12 1 2 3 4 EVs Battery Swap system EV Parts Off - road & ATVs - Sales in China and U.S. - Entry - level mass - market vehicles - Kandi invention - Fully automated - Highly efficient: one - click battery swap in 90 seconds - Sell a variety of parts to multiple OEMs - Developing new markets like EVs that allow battery swap - Motor Day 2020 Best Off - Road Go - Karts: Kandi is “Top Pick” DIVERSE BUSINESS LINES • Active across the whole EV value chain • Less dependence/risk from any segment of value chain • Multiple opportunities to monetize technology innovations

13 DIVERSE BUSINESS LINES: EV • New models K23 and K27 sold in China and U.S. • Size, functionality, price aimed at large mass market • Maple 30X crossover sold by affiliate company Fengsheng K23 K27 Maple 30X

14 K27: AFFORDABLE STARTER EV • First 1000 for as low as $9,999 after federal tax credit • Positioned as urban short trip “run - about”

15 K23: NEXT STEP UP • As low as $19,999 after federal tax credit • Positioned as urban short trip family vehicle

16 U.S. LAUNCH OPENS NEW MARKET • Virtual Launch Event August 18 • Ten of thousands of viewers • Over seven hundreds of pre - sale deposits • Deliveries starting in Q4 2020 • Exploring local manufacturing options

17 U.S. LAUNCH – THE BUZZ IS REAL!

18 MAPLE 30X • Produced by affiliate Fengsheng • Introduced H1 2020 in China • Follow on Maple 60V recently announced

19 BATTERY SWAP SYSTEM • Invented by KANDI in 2009 • Fully automated one - click battery swap in 90 seconds

20 OFF - ROAD AND ATVS • Award winning and fun! • Sold in China and U.S.

21 Strong Partners

22 FENGSHENG AUTOMOTIVE • Result of joint venture between Geely and Kandi • Kandi currently owns 22% of Fengsheng • Geely is one of the largest private auto companies in China • Sales of Maple 30x started in 2020, Maple 60V recently launched

23 RIDE - SHARING ALLIANCE • Three - party partnership • Goal to build ride - share platform in 3 rd and 4 th tier cities • Ride share is underpenetrated: 70% “rarely” use ride - share! • Solves problems of safety, unlicensed vehicles, insufficient capacity • Key roles: – Kandi sells battery - swap equipment and K23s to the alliance – Jinpeng using its large distribution network to promote the program – Ruibo is primary operator of the service

24 Revenue Gross Profit Operating Income (Loss) Cash Q2 2020 FINANCIAL RESULTS 24.1 6.4 19.4 42.2 25.8 0 5 10 15 20 25 30 35 40 45 2019 Q2 2020 Q1 2020 Q2 1H 2019 1H 2020 4.2 1.2 3.5 17.40% 18.30% 18.20% 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 2019 Q2 2020 Q1 2020 Q2 - 12.20% - 53.60% 59.80% -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 2019 Q2 2020 Q1 2020 Q2 5.5 3.7 3.5 0 1 2 3 4 5 6 31-Dec-19 31-Mar-20 30-Jun-20 All figures in $ millions % is Operating Margin % is Gross Margin

25 EVENTS SUBSEQUENT TO Q2 2020 On July 9 , 2020 , the Company received the second payment of RMB 119 million (approximately $ 17 million) under the real estate repurchase agreement with local government of our Jinhua Facility’s relocation . In order to construct a new facility in the Jinhua New Energy Automotive Zone, on July 7 , 2020 , Kandi Vehicles entered into a construction contract . The total contract amount was RMB 138 . 2 million (approximately $ 19 . 6 million) . On July 27 , 2020 , the Company received the remaining RMB 186 million (approximately $ 26 . 3 million) equity transfer payment from Geely .

For More Information Kandi Technologies Group, Inc. Ms. Kewa Luo Phone: +1 (212) 551 - 3610 Email: IR@kandigroup.com The Blueshirt Group U.S.: Mr. Gary Dvorchak, CFA Email: gary@blueshirtgroup.com China: Ms. Susie Wang Email: susie@blueshirtgroup.com